Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Compass Diversified Holdings and Compass Group Diversified Holdings LLC are classified as partnerships for U.S. Federal income tax purposes and are not subject to income taxes. Each of the Company’s majority owned subsidiaries are subject to Federal and state income taxes.
Components of the Company's pretax income (loss) before taxes are as follows (in thousands):

	Year ended December 31,
	2015	2014	2013
Income Before Income Taxes
Domestic (including U.S. exports)	$29,432	$267,796	$87,447
Foreign subsidiaries	(5,440)	7,327	4,196
	$23,992	$275,123	$91,643

Components of the Company’s income tax provision (benefit) are as follows (in thousands):

	Year ended December 31,
	2015	2014	2013
Current taxes
Federal	$16,079	$16,821	$18,194
State	2,567	(2,728)	5,019
Foreign	688	1,008	1,860
Total current taxes	19,334	15,101	25,073
Deferred taxes:
Federal	(764)	(8,238)	(3,294)
State	70	(1,394)	(301)
Foreign	(3,639)	(423)	(887)
Total deferred taxes	(4,333)	(10,055)	(4,482)
Total tax provision	$15,001	$5,046	$20,591

The tax effects of temporary differences that have resulted in the creation of deferred tax assets and deferred tax liabilities at December 31, 2015 and 2014 are as follows (in thousands):

	December 31,
	2015	2014
Deferred tax assets:
Tax credits	$60	$395
Accounts receivable and allowances	661	1,424
Net operating loss carryforwards	6,254	7,233
Accrued expenses	5,927	5,486
Other	3,243	1,996
Total deferred tax assets	$16,145	$16,534
Valuation allowance (1)	(1,308)	(2,776)
Net deferred tax assets	$14,837	$13,758
Deferred tax liabilities:
Intangible assets	$(92,083)	$(79,153)
Property and equipment	(17,750)	(18,329)
Prepaid and other expenses	(1,723)	(837)
Total deferred tax liabilities	$(111,556)	$(98,319)
Total net deferred tax liability	$(96,719)	$(84,561)

(1) Primarily relates to the Arnold and Ergobaby operating segments.
For the years ending December 31, 2015 and 2014, the Company recognized approximately $111.6 million and $98.3 million, respectively in deferred tax liabilities. A significant portion of the balance in deferred tax liabilities reflects temporary differences in the basis of property and equipment and intangible assets related to the Company’s purchase accounting adjustments in connection with the acquisition of certain of its businesses. For financial accounting purposes the Company has recognized a significant increase in the fair values of the intangible assets and property and equipment in certain of the businesses it acquired. For income tax purposes the existing, pre-acquisition tax basis of the intangible assets and property and equipment is utilized. In order to reflect the increase in the financial accounting basis over the existing tax basis, a deferred tax liability was recorded. This liability will decrease in future periods as these temporary differences reverse but may be replaced by deferred tax liabilities generated as a result of future acquisitions.
A valuation allowance relating to the realization of foreign tax credits and net operating losses of $1.3 million was provided at December 31, 2015 and $2.8 million was provided at December 31, 2014. A valuation allowance is provided whenever it is more likely than not that some or all of deferred assets recorded may not be realized.
The reconciliation between the Federal Statutory Rate and the effective income tax rate for 2015, 2014 and 2013 are as follows:

	Year ended December 31,
	2015	2014	2013
United States Federal Statutory Rate	35.0%	35.0%	35.0%
State income taxes (net of Federal benefits)	6.5	(1.0)	3.3
Foreign income taxes	1.2	(0.3)	(0.9)
Expenses of Compass Group Diversified Holdings, LLC representing a pass through to shareholders (1)	29.1	2.3	1.6
Effect of (gain) loss on equity method investment	(6.6)	(1.4)	—
Effect of deconsolidation of subsidiary (2)	—	(33.6)	—
Effect of supplemental put expense (reversal) (3)	—	—	(17.6)
Impact of subsidiary employee stock options	1.3	—	—
Domestic production activities deduction	(3.2)	(0.3)	(1.9)
Non-deductible acquisition costs	—	0.1	—
Non-recognition of NOL carryforwards at subsidiaries	(6.1)	0.5	—
Other	5.3	0.5	3.0
Effective income tax rate	62.5%	1.8%	22.5%

(1)	The effective income tax rate for each of the years presented includes losses at the Company’s parent, which is taxed as a partnership.

(2)	The effective income tax rate for the year ended December 31, 2014 includes a significant gain at the Company's parent related to the deconsolidation of FOX in July 2014.

(3)	The effective income tax rate for the year ended December 31, 2013 includes a gain at our parent related to the termination of the Supplemental Put Agreement in July 2013.
A reconciliation of the amount of unrecognized tax benefits for 2015, 2014 and 2013 are as follows (in thousands):

Balance at January 1, 2013	$7,780
Additions for current years’ tax positions	1,855
Additions for prior years’ tax positions	50
Reductions for prior years’ tax positions	—
Reductions for settlements	—
Reductions for expiration of statute of limitations	(1,725)
Balance at December 31, 2013	$7,960
Additions for current years’ tax positions	19
Additions for prior years’ tax positions	141
Reductions for prior years’ tax positions (1)	(7,620)
Reductions for settlements	—
Reductions for expiration of statute of limitations	(67)
Balance at December 31, 2014	$433
Additions for current years’ tax positions	73
Additions for prior years’ tax positions	—
Reductions for prior years’ tax positions	(15)
Reductions for settlements	—
Reductions for expiration of statute of limitations	(102)
Balance at December 31, 2015	$389
(1) $7.6 million of the reduction for prior year tax positions relates to the deconsolidation of FOX in July 2014.
Included in the unrecognized tax benefits at December 31, 2015 and 2014 is $0.2 million and $0.1 million, respectively, of tax benefits that, if recognized, would affect the Company’s effective tax rate. The Company accrues interest and penalties related to uncertain tax positions and at December 31, 2013, there is $0.2 million accrued. The amounts accrued at December 31, 2015 and December 31, 2014 are not material to the Company. Such amounts are included in the provision (benefit) for income taxes in the accompanying consolidated statements of operations. The Company had an indemnification arrangement that offset $0.1 million of the unrecognized tax benefits at December 31, 2013. The change in the unrecognized tax benefit during 2015 was not material. The change in 2014 in the unrecognized tax benefits resulted from the deconsolidation of FOX. The change in the unrecognized tax benefits during 2013 is primarily due to the uncertainty of the deductibility of amortization and depreciation established as part of initial purchase price allocations in 2008, primarily related to FOX. It is expected that the amount of unrecognized tax benefits will change in the next twelve months. However, we do not expect the change to have a significant impact on the consolidated results of operations or financial position.
Each of the Company’s businesses file U.S. Federal, state and foreign income tax returns in multiple jurisdictions with varying statutes of limitations. The 2011 through 2015 tax years generally remain subject to examinations by the taxing authorities.